3Q | 2014

Supplemental Information

FURNISHED AS OF NOVEMBER 4, 2014 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Balance Sheet Information

7	Statements of Income Information

8	Debt Metrics

9	Investment Activity

10	Portfolio by Market

11	Square Feet by Type, Provider and Building Size

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Same Store Leasing Statistics

15	Same Store Properties

16	Components of Net Asset Value

17	Components of Expected 2014 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2014 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2013 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	3Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 201 real estate properties and mortgages as of September 30, 2014. The Company’s 200 owned real estate properties are located in 30 states and total approximately 14.3 million square feet. The Company provided leasing and property management services to approximately 9.7 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)
Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)
Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	3Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On November 4, 2014, the Company declared a dividend of $0.30 per share, payable on November 28, 2014, to stockholders of record on November 14, 2014.

I |	Analyst Coverage

Cowen and Company, LLC	KeyBanc Capital Markets Inc.

Goldman, Sachs & Co.	Mizuho Securities USA Inc.

Green Street Advisors, Inc.	RBC Capital Markets, LLC

J.J.B. Hilliard W.L. Lyons, LLC	Stifel, Nicolaus & Company, Inc.

J.P. Morgan Securities LLC	SunTrust Robinson Humphrey, Inc.

JMP Securities LLC	Wells Fargo Securities, LLC

HEALTHCARE REALTY I 4	3Q I 2014 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2014			2013
	Q3	Q2	Q1	Q4	Q3
Net Income Attributable to Common Stockholders	$3,991	$5,971	$3,852	$12,384	$19,765
Gain on sales of real estate properties	—	(3)	—	(2,748)	(20,187)
Impairments	4,505	3,105	3,425	—	6,259
Real estate depreciation and amortization	27,697	27,017	26,248	25,776	24,214
Total adjustments	32,202	30,119	29,673	23,028	10,286
Funds from Operations (3)	$36,193	$36,090	$33,525	$35,412	$30,051
Acquisition costs	188	49	—	681	504
Reversal of restricted stock amortization upon officer resignation	(445)	—	—	—	—
Refund of prior year overpayment of certain operating expenses	—	(1,919)	—	—	—
Gain on sale of cost method investment in real estate	—	—	—	(1,492)	—
Normalized Funds from Operations	$35,936	$34,220	$33,525	$34,601	$30,555
Funds from Operations per Common Share—Diluted	$0.37	$0.38	$0.35	$0.37	$0.32
Normalized Funds from Operations Per Common Share—Diluted	$0.37	$0.36	$0.35	$0.36	$0.32
FFO Weighted Average Common Shares Outstanding	97,329	95,978	95,585	95,485	94,836

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	FFO for the fourth quarter of 2013 includes the impact of a gain recognized on the sale of a cost method investment in an unconsolidated limited liability company.

HEALTHCARE REALTY I 5	3Q I 2014 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands)

ASSETS

	2014			2013
Real Estate Properties:	Q3	Q2	Q1	Q4	Q3
Land	$183,991	$183,581	$176,553	$178,931	$165,325
Buildings, improvements and lease intangibles	3,030,960	3,014,422	2,903,471	2,861,935	2,765,055
Personal property	9,535	9,504	9,369	9,267	9,217
Land held for development	17,054	17,054	17,054	17,054	17,054
Total real estate properties	3,241,540	3,224,561	3,106,447	3,067,187	2,956,651
Less accumulated depreciation	(693,517)	(675,890)	(652,349)	(632,109)	(610,402)
Total real estate properties, net	2,548,023	2,548,671	2,454,098	2,435,078	2,346,249
Cash and cash equivalents	1,684	17,523	10,169	8,671	7,160
Mortgage notes receivable	1,900	4,858	86,372	125,547	126,409
Assets held for sale and discontinued operations, net	11,479	5,759	10,218	6,852	9,084
Other assets, net	178,238	173,299	160,267	153,514	155,961
Total assets	$2,741,324	$2,750,110	$2,721,124	$2,729,662	$2,644,863

LIABILITIES AND EQUITY
Liabilities:
Notes and bonds payable	$1,403,379	$1,397,027	$1,388,241	$1,348,459	$1,268,194
Accounts payable and accrued liabilities	60,017	72,460	50,682	73,741	57,610
Liabilities of discontinued operations	508	1,041	971	1,112	1,024
Other liabilities	57,913	60,232	59,436	61,064	59,706
Total liabilities	1,521,817	1,530,760	1,499,330	1,484,376	1,386,534
Commitments and contingencies
Equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	981	972	960	959	959
Additional paid-in capital	2,374,345	2,348,925	2,326,889	2,325,228	2,324,140
Accumulated other comprehensive income	51	51	51	51	(2,092)
Cumulative net income attributable to common stockholders	822,176	818,185	812,214	808,362	795,977
Cumulative dividends	(1,978,046)	(1,948,783)	(1,919,925)	(1,891,123)	(1,862,367)
Total stockholders’ equity	1,219,507	1,219,350	1,220,189	1,243,477	1,256,617
Noncontrolling interests	—	—	1,605	1,809	1,712
Total equity	1,219,507	1,219,350	1,221,794	1,245,286	1,258,329
Total liabilities and equity	$2,741,324	$2,750,110	$2,721,124	$2,729,662	$2,644,863

OTHER INFORMATION
Acquisitions (1)	$28,962	$100,742	$40,247	$103,392	$178,764
Dispositions	(2,300)	(6,213)	—	(20,541)	(64,550)
Real estate additions and improvements (2)	10,431	24,766	10,030	22,730	11,518

(1)	In Q2 2014, the Company acquired a property in Oklahoma for $85.4 million of which $81.2 million was previously funded by the Company under a construction mortgage note receivable.

(2)
Included in the Q3 2014 real estate additions and improvements amount is approximately $2.5 million of improvements related to the Company's development conversion properties and approximately $1.7 million of redevelopment costs incurred.

HEALTHCARE REALTY I 6	3Q I 2014 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	Three Months Ended
	2014			2013
	Q3	Q2	Q1	Q4	Q3
Revenues
Rental income	$92,987	$90,152	$87,374	$85,645	$78,161
Mortgage interest	44	969	2,621	2,411	3,926
Other operating	1,475	1,425	1,449	1,387	1,579
	94,506	92,546	91,444	89,443	83,666
Expenses
Property operating	34,678	34,104	33,296	31,660	32,244
General and administrative	5,190	5,666	5,978	5,763	5,582
Depreciation	25,660	24,790	23,958	23,345	21,716
Amortization	2,656	2,775	2,759	2,826	2,595
Bad debt, net of recoveries	3	73	47	61	109
	68,187	67,408	66,038	63,655	62,246
Other Income (Expense)
Interest expense	(18,192)	(18,066)	(17,918)	(17,772)	(17,043)
Gain on sale of cost method investment in real estate	—	—	—	1,492	—
Interest and other income, net	410	2,036	100	260	237
	(17,782)	(16,030)	(17,818)	(16,020)	(16,806)

Income From Continuing Operations	8,537	9,108	7,588	9,768	4,614

Discontinued Operations
Income (loss) from discontinued operations	121	5	(200)	(60)	1,241
Impairments	(4,505)	(3,105)	(3,425)	—	(6,259)
Gain on sales of real estate properties	—	3	—	2,748	20,187
Income (Loss) From Discontinued Operations	(4,384)	(3,097)	(3,625)	2,688	15,169

Net Income	4,153	6,011	3,963	12,456	19,783
Less: Net (income) attributable to noncontrolling interests	(162)	(40)	(111)	(72)	(18)
Net Income Attributable To Common Stockholders	$3,991	$5,971	$3,852	$12,384	$19,765

Net Operating Income
Property operating income	$72,730	$71,926	$70,172	$67,870	$63,119
Single-tenant net lease	17,202	15,746	14,931	14,870	12,689
Straight-line rent	3,055	2,480	2,271	2,905	2,353
Rental income	92,987	90,152	87,374	85,645	78,161
Less: Property operating expense	(34,678)	(34,104)	(33,296)	(31,660)	(32,244)
Less: Straight-line rent	(3,055)	(2,480)	(2,271)	(2,905)	(2,353)
Add: Property lease guaranty revenue (a)	1,100	1,160	1,141	1,124	1,383
Net operating income	$56,354	$54,728	$52,948	$52,204	$44,947
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,100	$1,160	$1,141	$1,124	$1,383
Interest income	247	132	192	173	102
Other	128	133	116	90	94
Total consolidated other operating income	$1,475	$1,425	$1,449	$1,387	$1,579

HEALTHCARE REALTY I 7	3Q I 2014 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q3 2014 Interest Expense	Balance as of 9/30/2014	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$4,950	$299,231	28	6.62%
Senior Notes due 2021, net of discount	5,822	397,791	76	5.86%
Senior Notes due 2023, net of discount	2,388	248,208	103	3.85%
Total Senior Notes Outstanding	13,160	945,230	67	5.57%
Unsecured credit facility due 2017	347	84,000	31	1.55%
Unsecured term loan facility due 2019	820	200,000	53	1.60%
Mortgage notes payable, net	2,534	174,149	53	5.42%
Total Outstanding Notes and Bonds Payable	$16,861	$1,403,379	61	4.75%
Interest cost capitalization	—
Deferred financing costs	794
Unsecured credit facility fee	537
Total Quarterly Consolidated Interest Expense	$18,192

	Calculation	Requirement	Trailing Twelve Months Ended 9/30/2014
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	42.4%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	5.2%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	43.2%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	2.8x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	3.1x
Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$826,010
Construction and Development	CIP / Total Assets	Not greater than 15%	0.0%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.7%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	41.0%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	5.0%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	245.7%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	3.1x

Other
Debt to EBITDA	Total Debt / EBITDA	Not required	6.5x

(1) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

HEALTHCARE REALTY I 8	3Q I 2014 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2014 INVESTMENT ACTIVITY

Location	Property Type	Closing	Purchase Price of Acquisition	Approximate Square Feet	Aggregate Leased %
Acquisitions
Austin, TX	MOB	6/4/2014	$8,676	48,048	95%
Greensboro, NC	MOB	6/6/2014	6,500	35,292	100%
Minneapolis, MN	MOB	7/28/2014	19,845	60,476	100%
Tampa, FL	MOB	9/16/2014	7,930	47,962	89%
Total			$42,951	191,778	96%

Construction Mortgage Conversion (1)
Oklahoma City, OK	MOB	5/22/2014	$85,405	200,000	100%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (1)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2010	$301,600	$3,700	$20,740	$63,301	$389,341	$34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	48,491	1,900	1,244	—	51,635	8,513
Total	$812,310	$45,600	$220,943	$148,284	$1,227,137	$259,215
% of Total	66.2%	3.7%	18.0%	12.1%	100.0%

(1)
Net of mortgage notes receivable payoffs upon acquisition. In Q2 2014, the Company acquired a property in Oklahoma for $85.4 million of which $81.2 million was previously funded by the Company under a construction mortgage note receivable.

HEALTHCARE REALTY I 9	3Q I 2014 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (87.6%)		INPATIENT (7.9%)		OTHER (4.5%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$463,309	2,149,939		42,627	156,245		2,348,811	16.4%
Charlotte, NC	165,808	820,457					820,457	5.8%
Nashville, TN	102,012	794,912					794,912	5.6%
Denver - Colorado Springs, CO	207,125	690,342		34,068			724,410	5.1%
San Antonio, TX	127,574	649,978		39,786			689,764	4.8%
Houston, TX	130,498	591,027					591,027	4.1%
Richmond, VA	150,338	558,801					558,801	3.9%
Indianapolis, IN	144,426	382,695	58,474		117,525		558,694	3.9%
Los Angeles, CA	134,094	488,371		63,000			551,371	3.9%
Des Moines, IA	134,446	233,413	146,542			152,655	532,610	3.7%
Memphis, TN	90,215	515,876					515,876	3.6%
Roanoke, VA	49,822		334,454			131,750	466,204	3.3%
Seattle - Bellevue, WA	171,251	393,780	67,510				461,290	3.2%
Austin, TX	124,073	351,725		66,095			417,820	2.9%
Honolulu, HI	128,908	298,427					298,427	2.1%
Phoenix, AZ	73,032	236,608		51,903			288,511	2.0%
Chicago, IL	54,794	243,491					243,491	1.7%
Washington, DC	39,911	241,739					241,739	1.7%
Miami, FL	46,375	215,980					215,980	1.5%
Other (34 markets)	680,989	1,645,284	417,621	373,722	186,000	355,466	2,978,093	20.8%
Total	$3,219,000	11,502,845	1,024,601	671,201	459,770	639,871	14,298,288	100.0%
Number of Investments		159	16	11	3	11	200
Number of Mortgages		1	—	—	—	—	1
Total Investments		160	16	11	3	11	201
Percent of Square Feet		80.4%	7.2%	4.7%	3.2%	4.5%	100.0%
Investment (1)		$2,426,847	$261,339	$192,332	$252,093	$86,389	$3,219,000
Mortgages		1,900	—	—	—	—	1,900
Total $ Invested		$2,428,747	$261,339	$192,332	$252,093	$86,389	$3,220,900
% of $ Invested		75.4%	8.1%	6.0%	7.8%	2.7%	100.0%

ON/OFF CAMPUS BY SQUARE FEET
			2014	2013
	Q3	Q2	Q1	Q4	Q3
On/adjacent	81%	81%	80%	80%	79%
Off (2)	19%	19%	20%	20%	21%
	100%	100%	100%	100%	100%

(1)	Excludes gross assets held for sale, land held for development and corporate property.

(2)	Approximately 38% of the off-campus square feet is anchored by a hospital system.

HEALTHCARE REALTY I 10	3Q I 2014 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	9,055,216	2,447,629	1,024,601	12,527,446	87.6%	449,700	12,977,146
Inpatient Rehab			671,201	671,201	4.7%		671,201
Inpatient Surgical			459,770	459,770	3.2%		459,770
Other	157,978	255,721	226,172	639,871	4.5%		639,871
Total Square Feet	9,213,194	2,703,350	2,381,744	14,298,288	100.0%	449,700	14,747,988
Percent of Total Square Footage	64.4%	18.9%	16.7%	100.0%
Total Number of Properties	129	34	37	200

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF(3)	Leased SF Total	% of Total SF
Baylor Scott & White Health	A+/Aa3	25	2,357,719	16.5%	1,225,277	8.6%
Ascension Health	AA+/Aa2	17	1,167,438	8.2%	290,204	2.0%
Catholic Health Initiative	A+/A1	12	901,855	6.3%	492,920	3.4%
HCA	B+/B3	14	863,596	6.0%	438,423	3.1%
Tenet Healthcare Corporation	B/B1	11	759,084	5.3%	198,706	1.4%
Carolinas HealthCare System	--/Aa3	15	729,824	5.1%	574,418	4.0%
Bon Secours Health System	A-/A3	7	548,801	3.8%	247,877	1.7%
Baptist Memorial Health Care	AA-/--	7	515,876	3.6%	130,809	0.9%
Mercy	AA-/Aa3	2	386,000	2.7%	386,000	2.7%
Indiana University Health	AA-/Aa3	3	382,695	2.7%	243,072	1.7%
Healthsouth	BB-/Ba3	5	346,894	2.4%	346,894	2.4%
University of Colorado Health	A+/A1	5	345,240	2.4%	131,425	0.9%
CHE Trinity Health	AA-/Aa2	2	278,904	2.0%	176,491	1.2%
Medstar	A-/A2	3	241,739	1.7%	125,481	0.9%
Advocate Health Care	AA/Aa2	2	238,391	1.7%	69,128	0.5%
Memorial Hermann	A+/A1	4	206,090	1.4%	82,686	0.6%
Providence Health & Services	AA-/Aa3	4	202,729	1.4%	129,826	0.9%
Overlake Hospital	A/A2	1	191,051	1.3%	45,610	0.3%
Ortho Indy	N/R	2	175,999	1.2%	175,999	1.2%
Hawaii Pacific Health	A-/A2	2	173,502	1.2%	58,194	0.4%
Other- Credit Rated		14	654,807	4.6%
Total - Credit Rated		155	11,492,235	80.3%
Total		200	14,298,288	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.4%	6,353,143	144,390	44
<100,000 and >75,000	23.4%	3,337,081	85,566	39
<75,000 and >50,000	17.2%	2,458,410	63,036	39
<50,000	15.0%	2,149,654	27,560	78
Total	100.0%	14,298,288	71,491	200

(1)	Excludes mortgage notes receivable and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 80.3% of HR's portfolio is associated with a credit rated healthcare provider and 65.4% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	3Q I 2014 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2014	$15,582	177	1	5.3%	641,850
2015	36,642	383	—	12.5%	1,418,457
2016	33,467	306	4	11.4%	1,239,408
2017	37,725	295	5	12.9%	1,568,454
2018	30,336	245	—	10.4%	1,194,935
2019	34,489	219	9	11.8%	1,362,448
2020	16,391	71	1	5.6%	609,634
2021	11,700	66	2	4.0%	491,286
2022	15,509	60	2	5.3%	620,370
2023	16,373	90	1	5.6%	646,361
Thereafter	44,326	53	12	15.2%	1,564,219

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	972	—
2,501 - 5,000	532	—
5,001 - 7,500	177	1
7,501 - 10,000	85	1
10,001 +	199	35
Total Leases	1,965	37

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, and sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,568 square feet.

HEALTHCARE REALTY I 12	3Q I 2014 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY
					2014	2013
	Investment at 9/30/2014	Square Feet at 9/30/2014	Q3	Q2	Q1	Q4	Q3
Multi-Tenant
Same store properties, as reported (2)	$1,606,109	8,511,705	88.4%	88.3%	88.3%	88.4%	89.0%
Acquisitions	258,609	970,438	88.7%	93.0%	93.6%	93.0%	90.8%
Development conversions (3)	443,486	1,282,716	78.1%	69.8%	65.5%	63.3%	56.8%
Reposition	180,264	1,151,685	53.2%	52.6%	54.1%	53.5%	53.4%
Total	$2,488,468	11,916,544	83.9%	83.2%	82.8%	82.2%	81.6%

Single-Tenant Net lease
Same store properties, as reported (2)	$517,243	1,961,676	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	213,289	420,068	100.0%	100.0%	100.0%	100.0%	100.0%
Total	$730,532	2,381,744	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties, as reported (2)	$2,123,352	10,473,381	90.6%	90.5%	90.5%	90.5%	91.0%
Acquisitions	471,898	1,390,506	92.1%	95.5%	95.2%	95.5%	95.2%
Development conversions (3)	443,486	1,282,716	78.1%	69.8%	65.5%	63.3%	56.8%
Reposition	180,264	1,151,685	53.2%	52.6%	54.1%	53.5%	53.4%
Total	$3,219,000	14,298,288	86.6%	86.1%	85.5%	85.1%	84.6%

# of Properties
Same store properties, as reported (2)			155	156	156	152	153
Acquisitions			14	13	11	14	9
Development conversions (3)			12	12	12	12	12
Reposition			19	19	19	20	20
Total			200	200	198	198	194

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	In order to provide meaningful comparisons, same store properties occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and development conversions.

(3)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category in Q4 2013, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 82% leased, 78% occupied and provided $3.3 million of aggregate NOI for the third quarter of 2014. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $2.5 million in the third quarter of 2014 and expects to fund an additional $2 million to $7 million in tenant improvements related to these properties during 2014. Had all the occupants at September 30, 2014 occupied and paid rent for an entire quarter, NOI would have been $4.7 million.

HEALTHCARE REALTY I 13	3Q I 2014 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)(2)

	2014			2013
	Q3	Q2	Q1	Q4	Q3
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.0%	3.0%	2.9%	3.1%	3.0%
Single-tenant net lease properties	3.5%	2.1%	1.7%	3.0%	2.2%
Newly executed leases ("cash leasing spreads"), multi-tenant properties	1.4%	2.5%	2.0%	1.6%	2.7%
Tenant retention rate, multi-tenant properties	85.9%	89.7%	77.4%	78.4%	85.2%

As of 9/30/2014
Multi-Tenant Contractual Rental Rate Increases by Type
Annual increase	80.7%
Non-annual increase	10.3%
No increase (term < 1 year)	3.7%
No increase (term > 1 year)	5.3%

Tenant Type
Multi-Tenant properties
Hospital	46.6%
Physician and other	53.4%
Single-Tenant net lease properties
Hospital	87.8%
Other	12.2%

Lease Structure, multi-tenant only
Gross	20.0%
Modified gross	38.0%
Net	42.0%

Ownership Type
Ground lease	55.9%
Fee simple	44.1%

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, development conversions, reposition properties and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

HEALTHCARE REALTY I 14	3Q I 2014 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

SAME STORE PROPERTIES (1)(2)
				SEQUENTIAL		YEAR-OVER-YEAR
	3Q 2014	2Q 2014	3Q 2013	$ Change	% Change	$ Change	% Change
Multi-tenant
Revenues	$55,908	$55,542	$54,685	$366	0.7%	$1,223	2.2%
Expenses	24,488	24,150	24,514	338	1.4%	(26)	(0.1)%
NOI	$31,420	$31,392	$30,171	$28	0.1%	$1,249	4.1%
Occupancy	88.4%	88.3%	89.0%
Number of properties	121	121	121

Single-tenant net lease
Revenues	$13,126	$13,059	$12,964	$67	0.5%	$162	1.2%
Expenses	299	421	410	(122)	(29.0)%	(111)	(27.1)%
NOI	$12,827	$12,638	$12,554	$189	1.5%	$273	2.2%
Occupancy	100.0%	100.0%	100.0%
Number of properties	34	34	34

Total Revenues	$69,034	$68,601	$67,649	$433	0.6%	$1,385	2.0%
Total Expenses	24,787	24,571	24,924	216	0.9%	(137)	(0.5)%
Total NOI	$44,247	$44,030	$42,725	$217	0.5%	$1,522	3.6%
Occupancy	90.6%	90.5%	91.0%
Number of properties	155	155	155

RECONCILIATION OF NOI
	3Q 2014	2Q 2014	3Q 2013
Rental income	$92,987	$90,152	$78,161
Property lease guaranty revenue (a)	1,100	1,160	1,383
Exclude straight-line rent revenue	(3,055)	(2,480)	(2,353)
Revenue	91,032	88,832	77,191
Revenue not included in same store	(21,998)	(20,231)	(9,542)
Same store revenue	$69,034	$68,601	$67,649

Property operating expense	$34,678	$34,104	$32,244
Property operating expense not included in same store	(9,891)	(9,533)	(7,320)
Same store property operating expense	$24,787	$24,571	$24,924

Same store NOI	$44,247	$44,030	$42,725
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,100	$1,160	$1,383
Interest income	247	132	102
Other	128	133	94
Total consolidated other operating income	$1,475	$1,425	$1,579

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, development conversions, reposition properties and assets classified as held for sale.

(2)	In order to provide meaningful comparisons, same store NOI excludes properties that were recently acquired or disposed of, properties held for sale, and development conversions.

HEALTHCARE REALTY I 15	3Q I 2014 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	3Q 2014 NOI (1)	Adjustments (2)	Adjusted 3Q 2014 NOI	Annualized Adjusted 3Q 2014 NOI	% of Adjusted NOI
Same Store Properties
MOB / Outpatient	$35,138	$4,786	$39,924	$159,696	67.3%
Inpatient rehab	4,527	256	4,783	19,132	8.1%
Inpatient surgical	3,149	2,305	5,454	21,816	9.2%
Other	1,433	801	2,234	8,936	3.8%
Subtotal	$44,247	$8,148	$52,395	$209,580	88.4%

Development conversions (3)	$3,289	$3,586	$6,875	$27,500	11.6%
Total NOI	$47,536	$11,734	$59,270	$237,080	100.0%
TOTAL SHARES OUTSTANDING (AS OF OCTOBER 31, 2014)    98,177,187

+	ADD: LAND AND MORTGAGES (GROSS BOOK VALUE)
	Land held for development	$17,054
	Mortgage notes receivable	1,900
	Subtotal	$18,954

+	ADD: OTHER ASSETS
	Assets held for sale (4)	18,615
	Reposition properties (5)	112,289
	Cash and other assets (6)	75,881
	Subtotal	$206,785

-	SUBTRACT: DEBT
	Unsecured credit facility	$84,000
	Unsecured term loan	200,000
	Senior notes	945,230
	Mortgage notes payable	174,149
	Remaining development TI	9,000
	Other liabilities (7)	85,342
	Subtotal	$1,497,721

(1)	See Same Store Properties schedule on page 16 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters.

(3)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 82% leased and 78% occupied. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $2.5 million in the third quarter of 2014 and expects to fund an additional $2 million to $7 million in tenant improvements related to these properties during 2014. Had all the occupants at September 30, 2014 occupied and paid rent for an entire quarter, NOI would have been $4.7 million. Development conversions adjustments represent an estimated full stabilization rate of $6.9 million per quarter.

(4)	Assets held for sale are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(5)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 1,151,685 square feet and generated NOI of approximately $0.7 million for 3Q 2014.

(6)
Includes cash of $1.7 million and other assets of $74.2 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $60.5 million and above-market intangible assets (net) of $13.7 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $60.5 million, pension plan liability of $13.9 million, security deposits of $6.2 million, market-rate lease intangibles of $4.3 million, and deferred operating expense reimbursements of $0.4 million. Also, excludes deferred revenue of $33.1 million.

HEALTHCARE REALTY I 16	3Q I 2014 SUPPLEMENTAL INFORMATION

Components of Expected 2014 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.0%	89.0%
Single-Tenant Net Lease	95.0%	100.0%

Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$31.00
Single-Tenant Net Lease	$25.00	$27.00

Multi-Tenant NOI Margin	55.0%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	85.0%
Non-annual Increase	7.5%	12.0%
No Increase (term < 1 year)	3.0%	5.0%
No Increase (term > 1 year)	4.0%	6.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Development Conversions ("SIP")
Year-End 2014 Occupancy Percentage	80.0%	85.0%
Year-End 2014 Quarterly Cash NOI	$4,000	$4,500

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

Normalized G&A	$22,500	$24,000

Funding Activity
Development Conversions Funding (tenant improvements)	$10,000	$20,000
Construction Mortgage Funding	$10,000	$12,000
Acquisitions	$75,000	$150,000
Dispositions	$40,000	$60,000

Cap/Interest Rate
Acquisitions	6.00%	7.00%
Dispositions	5.75%	6.75%

Leverage (Debt/Cap)	40.0%	45.0%

HEALTHCARE REALTY I 17	3Q I 2014 SUPPLEMENTAL INFORMATION